                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04656
                  ---------------------------------------------

                               ELLSWORTH FUND LTD.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                               ELLSWORTH FUND LTD.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                                Steven King, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                        1735 Market Street, 49th Floor
                          Philadelphia, PA 19103-7599


Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  September 30, 2007

Date of reporting period:  September 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

                               ELLSWORTH FUND LTD.

                               2007 ANNUAL REPORT
                               SEPTEMBER 30, 2007

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital apprectiation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                                   HIGHLIGHTS

PERFORMANCE THROUGH SEPTEMBER 30, 2007
WITH DIVIDENDS REINVESTED

                                              Calendar               Annualized         10 Year
                                                YTD     1 Year    5 Years  10 Years    Volatility (c)
                                              --------  ------    -------  --------    --------------
Ellsworth market price......................  10.75%    19.61%     8.67%    7.97%          8.80%
Ellsworth net asset value...................   9.80     14.38     10.08     6.26          10.67
Merrill Lynch All Convertibles Index (a)....   8.04     13.45     13.29     7.35          16.85
S&P 500 Index (a)...........................   9.13     16.44     15.45     6.57          17.74
Lehman Aggregate Bond Total Return Index (b)   3.85      5.14      4.14     5.97           4.07

(a) From Bloomberg L.P. pricing service.
(b) From Lipper, Inc. Closed-End Fund Performance Analysis, dated
     September 30, 2007.
(c) Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Ellsworth's performance in the table above has not been adjusted for the fiscal
2004 rights offering; net asset value dilution was 2.21%. Performance data represent past results and do not reflect future performance.
--------------------------------------------------------------------------------

QUARTERLY HISTORY OF NAV AND MARKET PRICE

                      Net Asset Values         Market Prices (AMEX, symbol ECF)
               -----------------------------   --------------------------------
Qtr. Ended      High         Low      Close        High       Low      Close
----------     ------       -----     ------       -----     -----     -----
 Dec. 06       $ 9.72       $9.29     $ 9.60       $8.46     $8.06     $8.45
 Mar. 07         9.89        9.53       9.73        8.68      8.39      8.58
 Jun. 07        10.28        9.73      10.24        9.18      8.56      9.14
 Sept.07        10.46        9.62      10.27        9.45      8.04      9.09

--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS (12 MONTHS)

 Record        Payment                  Capital               *Corporate
  Date           Date        Income      Gains     Total       Deduction
--------       --------      ------     -------    ------      ----------
10/27/06       11/22/06       $0.13      $0.265    $0.395          24%
 2/13/07        2/27/07        0.08        --       0.080           9
 5/16/07        5/30/07        0.08        --       0.080           9
 8/16/07        8/30/07        0.10        --       0.100           9
                             ------     -------    ------
                              $0.39      $0.265    $0.655
                             ======     =======    ======

* Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

--------------------------------------------------------------------------------
To Our Shareholders ------------------------------------------------------------

November 14, 2007

As the financial markets continue to see the fallout from the dramatic rise in home mortgage defaults, we think several useful observations can be made. First, there is plenty of blame to go around; from those who insisted on making mortgages available to all, the banks who found creative ways to accommodate them, the investment banking firms who bought them and packaged them, and finally to the ratings agencies who apparently misjudged the default risk of these packages. Second, many homeowners have come to view the equity in their homes as if it were a deposit of money available for spending. As financing options are reduced, homeowners have less ability to use this equity (assuming it is still there) for consumption. Such contractions sometimes cause recessions but can also reduce inflationary pressures. Third, once the effects of mortgage defaults work their way through the system, there will be opportunities and bargains available just as there were after the savings and loan crisis nearly two decades ago. Unfortunately, it may take months or even years for us to get to that point.

The convertible securities market continues to grow and provide opportunities for investment. The Citigroup Convertible Index grew to $336.8 billion from under $300 billion on December 31, 2006. While some hedge fund models suggest that the convertible market is fairly valued when compared to the stock market, we still see an asset class that provides us with investments that we believe will help us meet our investment objectives.

Fiscal year performance of the Fund was enhanced by its exposure to the metals and mining, telecommunications and chemicals industries. Among the better performing issues in the portfolio were Equinix, Inc. (telecommunications), LSB Industries, Inc. (multi-industry) and Celanese Corp. (chemicals). Performance was held back by exposure to the financial services, retail and pharmaceutical industries.

For the calendar year-to-date, one- and ten-year periods ended September 30, 2007, Ellsworth's market return outperformed the Merrill Lynch All Convertibles Index (the "Index") while underperforming for the five-year period. The Fund's net asset value (NAV) outperformed over the calendar year-to-date, one- and ten-year periods, and was in-line for the five-year period (this is the case when you adjust for the fiscal 2004 rights offering and the fact that the Index does not include expenses). For that ten-year period, the Fund's NAV and market volatility, as measured by standard deviation, were lower than that of the Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe that it is informative. The Fund has sought to provide total returns to shareholders that compare favorably to the equity markets with less volatility. We think the Fund has achieved that.

On September 30, 2007 board member Duncan O. McKee retired. Mr. McKee has been with the Fund from its formation in 1986. He had been one of the top investment company lawyers for many decades and his contributions to the Fund are too many to recount here. We will miss his presence.

Effective October 1, 2007, board member Robert J. McMullan resigned as trustee due to personal and professional time commitments. The Board thanks Mr. McMullan for his contributions to the Fund and wishes him success in his other business endeavors.

continued on the following page

--------------------------------------------------------------------------------
To Our Shareholders (continued)-------------------------------------------------

At its October 15, 2007 meeting, the Board of Trustees declared a distribution of $0.887 per share. The distribution consists of $0.06 undistributed net investment income, and net realized gains on investments of $0.827. The distribution is payable on November 21, 2007 to shareholders of record on October 25, 2007. This is the largest single distribution by the Fund since fiscal year 2000; further, this year's total annual distribution is also the largest since 2000.

The 2008 annual meeting of shareholders will be held on January 11, 2008. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on November 26, 2007. All shareholders are welcome to attend; we hope to see you there.

/s/Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock ----------------------------- Six months ended September 30, 2007

ADDITIONS                                            REDUCTIONS
Amerivon Holdings LLC                                Amgen, Inc.
Chattem, Inc.                                        CMS Energy Corp.
Companhia Vale do Rio Doce ADS                       Celanese Corp.
 (exchangeable from Vale Capital Ltd.)               FTI Consulting, Inc.
ConocoPhillips                                       Johnson & Johnson
 (exchangeable from Merrill Lynch & Co., Inc.)       Manor Care, Inc.
ExpressJet Holdings, Inc.                            MedImmune, Inc.
Gannett Co., Inc.                                    Nuveen Investments, Inc.
Nabors Industries, Inc.                              (exchangeable from Morgan Stanley, Inc.)
(exchangeable from NATIXIS Financial Products Inc.)  NVIDIA Corp.
St. Jude Medical, Inc.                               (exchangeable from IXIS Financial Products Inc.)
(exchangeable from NATIXIS Financial Products Inc.)  Reinsurance Group of America, Inc.
Sepracor Inc.                                        U.S. Bancorp
(exchangeable from NATIXIS Financial Products Inc.)  Vornado Realty Trust
Tesoro Corp.
 (exchangeable from Merrill Lynch & Co., Inc.)

Page 2

--------------------------------------------------------------------------------
Largest Investment Holdings by underlying common stock--------------------------

                                                                                    Value            % Total
                                                                                   (Note 1)         Net Assets
                                                                                  -----------       ----------

Freeport-McMoRan Copper and Gold, Inc............................................ $ 3,489,750           2.7%
  Freeport-McMoRan is involved in mineral exploration and development, mining, and milling of copper, gold and silver.  The company is also involved in smelting and refining copper concentrates.

LSB Industries, Inc..............................................................   3,195,000           2.5
  LSB manufactures and sells chemical products for the mining, agricultural and industrial markets.  The company also manufactures and sells commercial and residential climate control products.

Prudential Financial, Inc........................................................   3,086,490           2.4
  Prudential provides financial services worldwide.  The company offers a variety of products and services including life insurance, mutual funds, annuities, asset management and real estate brokerage.

The Walt Disney Company..........................................................   3,059,375           2.3
  Disney, an entertainment company, has operations that include media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing.

Bristol-Myers Squibb Co..........................................................   3,026,400           2.3
 Bristol-Myers is a diversified worldwide health and personal care company that manufactures medicines and other products.  The company's products include therapies for various diseases and disorders, consumer medicines, infant formulas, and nutritional supplements.

LSI Corp.........................................................................   3,023,750           2.3
  LSI designs, develops, manufactures and markets integrated circuits and storage systems. The company offers products and services for a variety of electronic systems applications that are marketed to original equipment manufacturers in the telecommunications, computers and storage industries.
  (exchangeable from Agere Systems Inc. and LSI Corp.)

Nabors Industries, Inc...........................................................   2,886,916           2.2
  Nabors is a land drilling contractor, and also performs well-servicing and workovers.  The company conducts oil, gas and geothermal land drilling operations. (exchangeable from Nabors Industries Ltd. and NATIXIS
  Financial Products Inc.)

MetLife, Inc.....................................................................   2,746,400           2.1
  MetLife provides insurance and financial services to a range of individual and institutional customers.

New York Community Bancorp, Inc..................................................   2,695,356           2.1
  New York Community Bancorp is a multi-bank holding company that offers a full range of traditional and non-traditional products and services.

Companhia Vale do Rio Doce.......................................................   2,671,200           2.1
  Companhia Vale do Rio Doce produces and sells iron ore, pellets,                -----------          ----
  manganese, alloys, gold, bauxite and alumina.  The company is based in
  Brazil, where it owns and operates railroads and maritime terminals.
  (exchangeable from Vale Capital Ltd.)

Total............................................................................ $29,880,637          23.0%
                                                                                  ===========          =====

Page 3

--------------------------------------------------------------------------------
MAJOR INDUSTRY EXPOSURE---------------------------------------------------------

                       -----------------
  Aerospace & Defense                   4.0%
                       -----------------
                       -------------------------------
Banking/Savings & Loan                                6.0%
                       -------------------------------
                       -------------------------
Computer Hardware                               5.2%
                       -------------------------
                       --------------------------------------------------
               Energy                                                    14.5%
                       --------------------------------------------------
                       -------------------
            Health Care                   4.4%
                       -------------------
                       ---------------------------------------
              Insurance                                       9.3%
                       ---------------------------------------
                       ---------------------------
  Minerals and Mining                             5.6%
                       ---------------------------
                       ---------------------------------------
        Pharmaceuticals                                       9.3%
                       ---------------------------------------
                       ------------------------------------
         Semiconductors                                    7.0%
                       ------------------------------------
                       ---------------------
     Telecommunications                     4.8%
                       ---------------------

--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS-------------------------------------------------------

                                                                     % Total Net Assets
                                                                        September 30,
                                                      Value          ------------------
                                       Cost          (Note 1)         2007       2006
                                  ------------    ------------       ------     ------
Aerospace and Defense............ $  5,167,199    $  5,162,500         4.0%       5.4%
Agriculture......................    2,041,683       1,907,000         1.5         --
Banking/Savings and Loan.........    8,464,316       7,767,006         6.0        5.6
Chemicals........................    2,106,391       3,498,800         2.7        3.2
Computer Hardware................    6,069,627       6,810,600         5.2        3.6
Computer Software................    3,595,596       3,790,500         2.9        3.2
Consumer Goods...................    4,320,896       5,042,750         3.9        1.5
Energy...........................   18,081,101      18,925,185        14.5        9.3
Finance..........................      892,500       1,335,945         1.0        3.7
Financial Services...............    4,303,394       3,323,200         2.6        2.8
Foods............................    1,058,000       1,062,000         0.8        1.8
Health Care......................    5,919,214       5,767,547         4.4        3.9
Insurance........................   10,499,064      12,129,890         9.3       10.0
Media and Entertainment..........    4,610,339       5,056,975         3.9        5.2
Minerals and Mining..............    5,478,580       7,300,950         5.6         --
Multi-Industry...................    3,787,073       3,876,562         3.0        6.1
Pharmaceuticals..................   12,703,901      12,056,382         9.3       10.5
Real Estate......................      982,239       1,023,750         0.8        0.6
Retail...........................    2,991,615       2,698,125         2.1        1.1
Semiconductors...................    8,537,645       9,056,250         7.0        8.8
Telecommunications...............    5,654,805       6,240,406         4.8        4.7
Transportation...................    1,928,160       1,947,500         1.5         --
Other............................           --              --          --        6.9
Short-Term Securities............    3,298,295       3,298,295         2.5         --
                                  ------------    ------------       ------     ------
  Total Investments.............. $122,491,633     129,078,118        99.3       97.9
                                  ============
Other Assets, Net of Liabilities.                      873,999         0.7        2.1
                                                  ------------       ------     ------
  Total Net Assets...............                 $129,952,117       100.0%     100.0%
                                                  ============       ======     ======

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS SEPTEMBER 30,2007--------------------------------------

  Principal                                                                          Identified       Value
   Amount                                                                               Cost         (Note 1)
 ----------                                                                         ------------   ------------
            CONVERTIBLE BONDS AND NOTES -- 59.1%

            Aerospace and Defense -- 3.6%
$1,500,000  AAR Corp. 1.75%, due 2026 cv. sr. notes (BB)........................... $  1,535,953   $  1,800,000
 1,000,000  Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1).......    1,007,502      1,262,500
 1,500,000  DRS Technologies, Inc. 2%, due 2026 cv. sr. notes (B1)
             (Acquired 01/30/06 - 05/16/07; Cost $1,623,744) (1,2).................    1,623,744      1,620,000
                                                                                    ------------   ------------
                                                                                       4,167,199      4,682,500
                                                                                    ------------   ------------
            Agriculture -- 1.5%
 2,000,000  Merrill Lynch & Co., Inc. 1.5%, due 2012 cv. securities (Aa3)
             (exchangeable into Archer-Daniels-Midland Co. common stock)
             (Acquired 02/23/07; Cost $2,041,683) (1,2)............................    2,041,683      1,907,000
                                                                                    ------------   ------------

            Banking/Savings and Loan -- 2.3%
 1,000,000  PrivateBancorp, Inc. 3.625%, due 2027 cv. sr. notes (NR)...............    1,000,000        981,250
 2,000,000  U.S. Bancorp floating rate, due 2037 cv. sr. deb. (Aa2)................    1,980,772      1,993,400
                                                                                    ------------   ------------
                                                                                       2,980,772      2,974,650
                                                                                    ------------   ------------
            Computer Hardware -- 5.2%
 1,000,000  C&D Technologies, Inc. 5.25%, due 2025 cv. sr. notes (NR)..............    1,000,000        958,750
 2,000,000  Credit Suisse, New York Branch 14%, due 2008
             equity-linked notes (Aa1)
             (exchangeable for Corning Inc. common stock)..........................    2,000,000      2,040,600
 1,000,000  EMC Corp. 1.75%, due 2011 cv. sr. notes (BBB+).........................    1,040,114      1,422,500
 1,000,000  EMC Corp. 1.75%, due 2013 cv. sr. notes (BBB+).........................    1,029,513      1,433,750
 1,000,000  Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)......    1,000,000        955,000
                                                                                    ------------   ------------
                                                                                       6,069,627      6,810,600
                                                                                    ------------   ------------
            Computer Software -- 2.9%
 1,000,000  Blackboard Inc. 3.25%, due 2027 cv. sr. notes (B-).....................    1,000,000      1,110,000
 1,000,000  GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)
             (Acquired 06/27/07; Cost $1,001,857) (2)..............................    1,001,857      1,110,000
 1,500,000  Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (A1)
             (performance linked to Microsoft Corp. common stock) (1)..............    1,593,739      1,570,500
                                                                                    ------------   ------------
                                                                                       3,595,596      3,790,500
                                                                                    ------------   ------------
            Consumer Goods -- 2.5%
 1,500,000  Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)......................    1,527,123      1,691,250
 1,000,000  Church & Dwight Co., Inc. 5.25%, due 2033 cv. sr. deb. (Ba1)...........    1,000,000      1,552,500
                                                                                    ------------   ------------
                                                                                       2,527,123      3,243,750
                                                                                    ------------   ------------
            Energy -- 6.2%
 1,000,000  Cameron International Corp. 2.50%, due 2026 cv. sr. notes (Baa1).......      991,709      1,483,750
 1,500,000  Covanta Holding Corp. 1%, due 2027 sr. cv. deb. (B1) (1)...............    1,610,828      1,533,750
 1,500,000  Nabors Industries, Inc. 0.94%, due 2011 sr. exchangeable notes (A-)
             (exchangeable for Nabors Industries Ltd. common stock)................    1,493,126      1,445,625
 1,225,000  Oil States International, Inc. 2.375%, due 2025
             contingent cv. sr. notes (NR).........................................    1,454,215      2,027,375
 1,250,000  Rentech, Inc. 4%, due 2013 cv. sr. notes (NR)..........................    1,250,000      1,052,344
   500,000  USEC Inc. 3%, due 2014 cv. sr. notes (CCC).............................      500,000        543,750
                                                                                    ------------   ------------
                                                                                       7,299,878      8,086,594
                                                                                    ------------   ------------
            Financial Services -- 1.6%
 2,000,000  Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1)..............    2,383,235      2,027,500
                                                                                    ------------   ------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 2007 (CONTINUED)-------------------------

  Principal                                                                          Identified       Value
   Amount                                                                               Cost         (Note 1)
 ----------                                                                         ------------   ------------
            CONVERTIBLE BONDS AND NOTES -- continued

            Health Care -- 3.2%
$  375,000  China Medical Technologies, Inc. 3.5%, due 2011 cv. sr. sub. notes (NR) $    386,670   $    541,406
   500,000  LifePoint Hospitals, Inc. 3.25%, due 2025 cv. sr. sub. deb. (B2).......      477,529        431,875
   450,000  LifePoint Hospitals, Inc. 3.50%, due 2014 cv. sub. notes (B)...........      452,450        402,750
 1,000,000  Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B2) (1)...................    1,082,200        813,750
 1,000,000  SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR).......................    1,015,967      1,011,250
 1,000,000  St. Jude Medical, Inc. 1.22%, due 2008 cv. sr. deb. (BBB+).............    1,004,369      1,021,250
                                                                                    ------------   ------------
                                                                                       4,419,185      4,222,281
                                                                                    ------------   ------------
            Insurance -- 2.4%
 3,000,000  Prudential Financial, Inc. floating rate, due 2036 cv. sr. notes (A3)..    2,993,341      3,086,490
                                                                                    ------------   ------------

            Media and Entertainment -- 3.9%
 2,000,000  Gannett Co., Inc. floating rate, due 2037 cv. sr. notes (A3)...........    1,993,026      1,997,600
 2,500,000  The Walt Disney Company 2.125%, due 2023 cv. sr. notes (A2)............    2,617,313      3,059,375
                                                                                    ------------   ------------
                                                                                       4,610,339      5,056,975
                                                                                    ------------   ------------
            Minerals and Mining -- 0.9%
 1,000,000  Newmont Mining Corp. 1.25%, due 2014 cv. sr. notes (BBB+)
             (Acquired 07/12/07; Cost $1,018,205) (2)..............................    1,018,205      1,140,000
                                                                                    ------------   ------------

            Multi-Industry -- 3.0%
   750,000  Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR)
             (exchangeable for Verenium Corp. common stock)........................      750,000        681,562
 3,000,000  LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)
             (Acquired 06/28/07 - 09/13/07; Cost $3,037,073) (2)...................    3,037,073      3,195,000
                                                                                    ------------   ------------
                                                                                       3,787,073      3,876,562
                                                                                    ------------   ------------
            Pharmaceuticals -- 6.3%
 3,000,000  Bristol-Myers Squibb Co. floating rate, due 2023 cv. sr. deb. (A2).....    3,005,969      3,026,400
 1,625,000  Mylan Inc. 1.25%, due 2012 sr. cv. notes (BB+).........................    1,665,984      1,507,188
 1,500,000  Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026
             cv. sr. deb. (Baa2)
             (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)............    1,487,869      1,588,125
 2,000,000  Wyeth floating rate, due 2024 cv. sr. deb. (A3)........................    2,169,078      2,117,540
                                                                                    ------------   ------------
                                                                                       8,328,900      8,239,253
                                                                                    ------------   ------------
            Real Estate -- 0.8%
 1,000,000  ProLogis 2.25%, due 2037 cv. sr. notes (BBB+)
             (Acquired 03/20/07 - 04/16/07; Cost $982,239) (2).....................      982,239      1,023,750
                                                                                    ------------   ------------

            Retail -- 0.9%
 1,500,000  Charming Shoppes, Inc. 1.125%, due 2014 sr. cv. notes (BB-)............    1,491,615      1,198,125
                                                                                    ------------   ------------

            Semiconductors -- 7.0%
 2,000,000  Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (B+)
             (exchangeable for LSI Corp.)..........................................    2,025,897      2,030,000
 1,500,000  Cypress Semiconductor Corp. 1%, due 2009 cv. sr. notes (NR)............    1,521,397      1,972,500
 2,000,000  Fairchild Semiconductor Corp. 5%, due 2008 cv. sr. sub. notes (B)
             (exchangeable into Fairchild Semiconductor International, Inc.
             common stock).........................................................    1,992,203      1,980,000
 2,000,000  Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1).................    1,998,597      2,080,000
 1,000,000  LSI Corp. 4%, due 2010 cv. sub. notes (B+).............................      999,551        993,750
                                                                                    ------------   ------------
                                                                                       8,537,645      9,056,250
                                                                                    ------------   ------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 2007 (CONTINUED)-------------------------

  Principal                                                                          Identified       Value
   Amount                                                                               Cost         (Note 1)
 ----------                                                                         ------------   ------------
            CONVERTIBLE BONDS AND NOTES -- continued

            Telecommunications -- 3.4%
$1,000,000  Anixter International Inc. 1%, due 2013 sr. cv. notes (BB-)............ $  1,120,975   $  1,397,500
 1,000,000  Equinix, Inc. 2.5%, due 2012 cv. sub. notes (CCC+).....................    1,008,493      1,022,500
 1,000,000  General Cable Corp. 1%, due 2012 sr. cv. notes (B1)....................    1,019,000      1,048,750
 1,000,000  SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)...........................    1,007,377        933,750
                                                                                    ------------   ------------
                                                                                       4,155,845      4,402,500
                                                                                    ------------   ------------
            Transportation -- 1.5%
 2,000,000  ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)...............    1,928,160      1,947,500
                                                                                    ------------   ------------

            TOTAL CONVERTIBLE BONDS AND NOTES......................................   73,317,660     76,772,780
                                                                                    ------------   ------------

            CORPORATE BONDS AND NOTES -- 1.1%

            Retail -- 1.1%
 1,500,000  Amerivon Holdings LLC 4%, due 2010 units (NR)
             (Acquired 06/01/07; Cost $1,500,000) (2,3)............................    1,500,000      1,500,000
                                                                                    ------------   ------------

Shares      CONVERTIBLE PREFERRED STOCKS -- 8.9%

            Aerospace and Defense -- 0.4%
    40,000  Ionatron, Inc. 6.5% series A redeemable cv. pfd. (NR)
             (Acquired 10/27/05; Cost $1,000,000) (2)..............................    1,000,000        480,000
                                                                                    ------------   ------------

            Banking/Savings and Loan -- 3.7%
    54,178  New York Community Bancorp, Inc. 6% BONUSES units (Baa1)...............    2,946,933      2,695,356
    20,000  Sovereign Capital Trust IV 4.375% PIERS (Baa1)
             (exchangeable for Sovereign Bancorp, Inc. common stock) (1)...........    1,200,086        850,000
    25,000  Washington Mutual Capital Trust 5.375% PIERS units (A3)
             (exchangeable for Washington Mutual, Inc. common stock)...............    1,336,525      1,247,000
                                                                                    ------------   ------------
                                                                                       5,483,544      4,792,356
                                                                                    ------------   ------------
            Chemicals -- 1.9%
    50,000  Celanese Corp. 4.25% cv. perpetual pfd. (NR)...........................    1,205,391      2,507,000
                                                                                    ------------   ------------

            Energy -- 2.3%
    20,000  Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)........................    2,003,471      2,015,000
    20,000  PetroQuest Energy, Inc. 6.875% cum. cv. perpetual pfd. (NR)............    1,000,000        998,750
                                                                                    ------------   ------------
                                                                                       3,003,471      3,013,750
                                                                                    ------------   ------------
            Telecommunications -- 0.6%
       100  Medis Technologies Ltd. 7.25% series A cum. cv. perpetual pfd. (NR)....    1,000,000        718,886
                                                                                    ------------   ------------

            TOTAL CONVERTIBLE PREFERRED STOCKS..................................... $ 11,692,406   $ 11,511,992
                                                                                    ------------   ------------

            MANDATORY CONVERTIBLE SECURITIES -- 27.7% (4)

            Chemicals -- 0.8%
    20,000  Huntsman Corp. 5%, due 02/16/08 mandatory cv. pfd. (NR)................      901,000        991,800
                                                                                    ------------   ------------

            Consumer Goods -- 1.4%
     1,750  The Stanley Works floating rate equity units, due 05/17/12 (A2)........    1,793,773      1,799,000
                                                                                    ------------   ------------


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 2007 (CONTINUED)-------------------------

                                                                                     Identified       Value
   Shares                                                                               Cost         (Note 1)
 ----------                                                                         ------------   ------------
            MANDATORY CONVERTIBLE SECURITIES -- continued

            Energy -- 6.0%
$   40,000  Bristow Group Inc. 5.5%, due 09/15/09 mandatory cv. pfd. (B)........... $  2,027,500   $  2,246,800
     1,000  Chesapeake Energy Corp. 6.25%, due 06/15/09 mandatory cv. pfd. (B+)....      250,000        284,630
     2,000  Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (NR)
             (linked to the performance of ConocoPhillips common stock)............    2,000,000      1,959,910
    41,135  Merrill Lynch & Co., Inc. 12%, due 06/27/08
             capped appreciation notes (NR)
             (linked to the performance of Tesoro Corp. common stock)..............    1,999,984      1,892,210
    45,950  NATIXIS Financial Products Inc. 9.55%, due 01/26/08
             mandatory trigger exchangeable notes (NR)
             (exchangeable for Nabors Industries, Inc. common stock)
             (Acquired 07/23/07; Cost $1,500,268) (2)..............................    1,500,268      1,441,291
                                                                                    ------------   ------------
                                                                                       7,777,752      7,824,841
                                                                                    ------------   ------------
            Finance -- 1.0%
    25,500  Morgan Stanley, Inc. 5.875%, due 10/15/08
             mandatorily exchangeable securities (Aa3)
             (exchangeable for Nuveen Investments, Inc. common stock)..............      892,500      1,335,945
                                                                                    ------------   ------------

            Financial Services -- 1.0%
    70,000  E*TRADE Financial Corp. 6.125%, due 11/18/08 equity units (Ba3)........    1,920,159      1,295,700
                                                                                    ------------   ------------

            Foods -- 0.8%
    40,000  Lehman Brothers Holdings Inc. 6.25%, due 10/15/07 PIES (A1)
             (exchangeable for General Mills, Inc. common stock)...................    1,058,000      1,062,000
                                                                                    ------------   ------------

            Health Care -- 1.2%
    35,732  NATIXIS Financial Products Inc. 9.1%, due 01/07/08
             mandatory trigger exchangeable notes (NR)
             (exchangeable for St. Jude Medical, Inc. common stock)
             (Acquired 07/02/07; Cost $1,500,029) (2)..............................    1,500,029      1,545,266
                                                                                    ------------   ------------

            Insurance -- 7.0%
     7,000  Alleghany Corp. 5.75%, due 06/15/09 mandatory cv. pfd. (BBB-)..........    1,852,200      2,635,500
    75,000  Citigroup Funding Inc. variable rate exch. notes, due 10/27/08 (Aa1)
             (exchangeable for Genworth Financial, Inc. common stock)..............    2,212,500      2,202,000
    80,000  MetLife, Inc. 6.375%, due 08/15/08 common equity units (BBB+)..........    2,084,000      2,746,400
    52,500  XL Capital Ltd. 7%, due 02/15/09 equity security units (A3)............    1,357,023      1,459,500
                                                                                    ------------   ------------
                                                                                       7,505,723      9,043,400
                                                                                    ------------   ------------
            Minerals and Mining -- 4.7%
    22,500  Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10
             mandatory cv. pfd. (B+)............................................... $  2,422,775   $  3,489,750
    30,000  Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (NR)
             (exchangeable for Companhia Vale do Rio Doce ADS).....................    1,534,600      2,005,500
    10,000  Vale Capital Ltd. 5.5%, due 06/15/10 mandatory convertible notes (NR)
             (exchangeable for Companhia Vale do Rio Doce
              Preference A Shares ADS).............................................      503,000        665,700
                                                                                    ------------   ------------
                                                                                       4,460,375      6,160,950
                                                                                    ------------   ------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 2007 (CONTINUED)-------------------------

                                                                                     Identified       Value
   Shares                                                                               Cost         (Note 1)
 ----------                                                                         ------------   ------------
            MANDATORY CONVERTIBLE SECURITIES -- continued

            Pharmaceuticals -- 2.9%
    42,008  NATIXIS Financial Products Inc. 8.1%, due 12/05/07
             mandatory trigger exchangeable notes (NR)
             (exchangeable for Sepracor Inc. common stock)
             (Acquired 05/23/07; Cost $2,000,001) (2).............................  $  2,000,001   $  1,188,574
     9,500  Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (Baa3)......     2,375,000      2,628,555
                                                                                    ------------   ------------
                                                                                       4,375,001      3,817,129
                                                                                    ------------   ------------
            Telecommunications -- 0.9%
    14,000  Credit Suisse Securities (USA), Inc. 5.5%, due 11/15/08 SAILS (Aa1)
             (exchangeable for Equinix, Inc. common stock)........................       498,960      1,119,020
                                                                                    ------------   ------------

            TOTAL MANDATORY CONVERTIBLE SECURITIES (4)............................  $ 32,683,272   $ 35,995,051
                                                                                    ------------   ------------

 Principal
  Amount
----------
            SHORT-TERM SECURITIES -- 2.5%

            Commercial Paper -- 2.5%
$3,300,000  American Express Credit Corp. 4.65%, due 10/01/07 (P1)................     3,298,295      3,298,295
                                                                                    ------------   ------------


            Total Convertible Bonds and Notes -- 59.1%............................  $ 73,317,660   $ 76,772,780
            Total Corporate Bonds and Notes -- 1.1%...............................     1,500,000      1,500,000
            Total Convertible Preferred Stocks -- 8.9%............................    11,692,406     11,511,992
            Total Mandatory Convertible Securities -- 27.7%.......................    32,683,272     35,995,051
            Total Short-Term Securities -- 2.5%...................................     3,298,295      3,298,295
                                                                                    ------------   ------------
            Total Investments -- 99.3%............................................  $122,491,633    129,078,118
                                                                                    ============
            Other assets and liabilities, net -- 0.7%.............................                      873,999
                                                                                                   ------------
            Total Net Assets -- 100.0%............................................                 $129,952,117
                                                                                                   ============

(1) Contingent payment debt instrument which accrues contingent interest. See Note 1(f).

(2) Security not registered under the Securities Act of 1933, as amended (i.e., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at September 30, 2007 was $16,150,881 which represented 12.4% of the Fund's net assets.

(3) Investment is a restricted security, valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The market value of this security amounts to $1,500,000 which represented 1.15% of the Fund's net assets.

(4) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

ADR      American Depositary Receipts.
ADS      American Depositary Shares.
BONUSES  Bifurcated Option Note Unit Securities.
PIES     Premium Income Exchangeable Securities.
PRIDES   Preferred Redeemable Income Dividend Equity Securities.
PIERS    Preferred Income Equity Redeemable Securities.
SAILS    Shared Appreciation Income Linked Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings:

        % of
     Portfolio
     ---------
Aa       8
A       19
Baa     16
Ba       7
B       19
Caa      1
NR      30

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES---------------------------------------------
                                                              SEPTEMBER 30, 2007
                                                              ------------------
ASSETS:
  Investments at value (cost $122,491,633) (Note 1)...........      $129,078,118
  Cash........................................................         1,365,904
  Receivable for securities sold..............................           528,709
  Dividends and interest receivable...........................           615,315
  Other assets................................................            29,070
                                                                    ------------
  Total assets................................................       131,617,116
                                                                    ------------
LIABILITIES:
  Payable for securities purchased............................         1,519,000
  Accrued management fee (Note 2).............................            81,698
  Accrued expenses............................................            26,365
  Other liabilities...........................................            37,936
                                                                    ------------
  Total liabilities...........................................         1,664,999
                                                                    ------------
NET ASSETS....................................................      $129,952,117
                                                                    ============
NET ASSETS CONSIST OF:
  Capital shares (Note 3).....................................      $    126,591
  Additional paid-in capital..................................       112,000,501
  Undistributed net investment income.........................           358,935
  Accumulated net realized gain from investment transactions..        10,879,605
  Unrealized appreciation on investments......................         6,586,485
                                                                    ------------
NET ASSETS....................................................      $129,952,117
                                                                    ============
Net asset value per share ($129,952,117 / 12,659,098
  outstanding shares).........................................      $      10.27
                                                                    ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS---------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2007

INVESTMENT INCOME (NOTE 1):
  Interest....................................................      $  3,377,879
  Dividends...................................................         2,187,412
                                                                    ------------
   Total Income...............................................         5,565,291
                                                                    ------------
EXPENSES (NOTE 2):
  Management fee..............................................           875,997
  Custodian...................................................            20,579
  Transfer agent..............................................            23,270
  Audit fees..................................................            34,700
  Legal fees..................................................           101,683
  Trustees' fees..............................................           110,625
  Reports to shareholders.....................................            52,981
  Administrative services fees................................            53,976
  Other.......................................................            86,422
                                                                    ------------
   Total Expenses.............................................         1,360,233
                                                                    ------------
NET INVESTMENT INCOME.........................................         4,205,058
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions..............        10,457,847
  Net change in unrealized appreciation of investments........         2,333,162
                                                                    ------------
  Net gain on investments.....................................        12,791,009
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........      $ 16,996,067
                                                                    ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
Page 10

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS---------------------------------------------
FOR THE YEARS ENDED SEPTEMBER 30, 2007 AND 2006
                                                                    2007           2006
                                                                ------------    ------------
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income.......................................  $  4,205,058    $  4,128,672
  Net realized gain from investment transactions..............    10,457,847       6,420,502
  Net change in unrealized appreciation of investments........     2,333,162      (2,794,837)
                                                                ------------    ------------
   Net increase in net assets resulting from operations.......    16,996,067       7,754,337
                                                                ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................    (4,907,146)     (3,815,429)
  Net realized gain on investments............................    (3,293,707)            ---
                                                                ------------    ------------
   Total distributions........................................    (8,200,853)     (3,815,429)
                                                                ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 3)...........................     1,893,024         501,102
                                                                ------------    ------------
CHANGE IN NET ASSETS..........................................    10,688,238       4,440,010

Net assets at beginning of period.............................   119,263,879     114,823,869
                                                                ------------    ------------
NET ASSETS AT END OF PERIOD...................................  $129,952,117    $119,263,879
                                                                ============    ============
  Undistributed net investment income at end of period........  $    358,935    $  1,061,023
                                                                ============    ============

--------------------------------------------------------------------------------
Notes to Financial Statements --------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(b) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification - Under the Fund's organizational documents, each trustee, officer or other agent of the Fund (including the Fund's investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes - The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The interpretation will become effective for tax years beginning after December 15, 2006. Management believes the adoption of FIN 48 will have no impact to the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)---------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(e) Security Valuation -- Investments in securities traded on a national securities exchange are valued at market using the last reported sales
price as of the close of regular trading.   Listed securities for which no
sales were reported are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by an independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 6 cents per share for the year ended September 30, 2007. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At September 30, 2007 there were unrealized losses of approximately 4 cents per share on contingent payment debt instruments.

(g) Change in Method of Accounting -- Effective October 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to October 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights presented herein have been restated to reflect the new method retroactive to October 1, 2001. The effect of this accounting change is included in the financial highlights for the years ended September 30, 2003 and 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $79,579 increase in the cost of securities held and a corresponding $79,579 reduction in the net unrealized gains based on the securities held on October 1, 2001. These changes had no effect on previously reported total net assets or total returns.

(h) Distributions to Shareholders -- Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2007 and 2006 were as follows:

                                      2007          2006
                                   ----------    ----------
Ordinary Income                    $4,907,146    $3,815,429
Net Realized Gain on Investments    3,293,707           ---
                                   ----------    ----------
                                    8,200,853     3,815,429
                                   ==========    ==========

Page 12
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)---------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At September 30, 2007 the components of distributable net assets and federal tax cost were as follows:

Unrealized appreciation                         $ 11,628,554
Unrealized depreciation                           (5,129,914)
                                                ------------
Net unrealized appreciation                        6,498,640

Undistributed ordinary income                      3,760,446
Undistributed capital gains                        7,565,939
                                                ------------
Total distributable net assets                    11,326,385
                                                ============

Cost for federal income tax purposes            $122,579,479

(i) Market Risk -- It is the Fund's policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price
changes of their   underlying securities.  Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $35,995,051 at September 30, 2007, representing 27.7% of net assets.

(j) Accounting Pronouncements -- In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Davis-Dinsmore Management Company ("Davis-Dinsmore"). Pursuant to the investment advisory agreement, Davis-Dinsmore provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Davis-Dinsmore on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Fund, pursuant to an administrative services agreement with Davis-Dinsmore, has agreed to pay Davis-Dinsmore for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Davis-Dinsmore on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund's net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Davis-Dinsmore.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)---------------------------------------

NOTE 3 - PORTFOLIO ACTIVITY

At September 30, 2007 there were 12,659,098 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the years ended September 30, 2007 and 2006, 230,015 shares and 66,814 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $1,893,024 and $501,102, respectively.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $100,503,272 and $100,835,525, respectively, for the year ended September 30, 2007.

A distribution of $0.887 per share, derived from net investment income of $0.06, and net realized gains on investments of $0.827 was declared on October 15, 2007, payable November 21, 2007 to shareholders of record at the close of business October 25, 2007.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS------------------------------------------------------------
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                                             YEAR ENDED SEPTEMBER 30,
                                           -------------------------------------------------------
                                               2007       2006       2005       2004       2003
                                           -------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year........ $   9.60   $   9.29   $   8.71   $   8.58   $   7.81
                                           -------------------------------------------------------
Net investment income.....................     0.33       0.33       0.29       0.30(a)    0.32(a)
  Adjustment for change in
  amortization policy.....................       --         --         --      (0.02)     (0.01)
                                           -------------------------------------------------------
   Net investment income, as adjusted.....     0.33       0.33       0.29       0.28       0.31
                                           -------------------------------------------------------
Net realized and unrealized gain (loss)...     1.00       0.29       0.59       0.35(a)    0.75(a)
  Adjustment for change in
  amortization policy.....................       --         --         --       0.02       0.01
                                           -------------------------------------------------------
   Net realized and unrealized
   gain (loss), as adjusted...............     1.00       0.29       0.59       0.37       0.76
                                           -------------------------------------------------------
  Total from investment operations........     1.33       0.62       0.88       0.65       1.07
                                           -------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income......    (0.39)     (0.31)     (0.30)     (0.32)     (0.30)
Distributions from realized gains.........    (0.27)        --         --         --         --
                                           -------------------------------------------------------
  Total distributions.....................    (0.66)     (0.31)     (0.30)     (0.32)     (0.30)
                                           -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Effect of rights offering.................       --         --         --      (0.20)        --
Capital share repurchases.................       --         --         --         --         --
                                           -------------------------------------------------------
  Total capital share transactions........       --         --         --      (0.20)        --
                                           -------------------------------------------------------
Net asset value, end of year.............. $  10.27   $   9.60   $   9.29   $   8.71    $  8.58
                                           =======================================================
Market value, end of year................. $   9.09   $   8.20   $   7.84   $   7.95    $  8.05

Total Net Asset Value Return (%)(b).......     14.4        6.8       10.3        5.2       14.0
Total Investment Return (%)(c)............     19.6        8.8        2.5        2.8       10.8

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).... $129,952   $119,264   $114,824   $107,107    $89,801
Ratio of expenses to average net assets(%)      1.1        1.2        1.2        1.2        1.2
Ratio of net investment income to
  average net assets (%)..................      3.4        3.6        3.4        3.2(d)     3.8(d)
Portfolio turnover rate (%)...............       84         60         82         70         86



--------------
(a)     As previously reported.
(b) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(c) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(d) Ratios for 2004 and 2003 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004 and 2003 were 3.4% and 3.9%, respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
Report of Independent Registered------------------------------------------------
Public Accounting Firm

To the Shareholders and Board of Trustees of Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the "Fund") as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended September 30, 2004 have been audited by other auditors, whose report dated October 29, 2004 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).   Those standards require that we
plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such
opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 12, 2007

--------------------------------------------------------------------------------
Miscellaneous Notes-------------------------------------------------------------

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the "Plan"). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the "Plan Agent"). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Ellsworth share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant's account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant's address as shown on the Plan Agent's records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant's account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant's account based on the market price of the Fund's shares on that date.

--------------------------------------------------------------------------------
Miscellaneous Notes (continued)-------------------------------------------------

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
--------------------------------------------------------------------------------
For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund's public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund's public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
--------------------------------------------------------------------------------
Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.
--------------------------------------------------------------------------------
The Fund is a member of the Closed-End Fund Association, a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore is on the Executive Board and is the president of the association. The association is solely responsible for the content of its website.
--------------------------------------------------------------------------------
Disclosure of Portfolio Holdings to Broker-Dealers
From time to time, brokers with whom the Fund's Adviser, Davis-Dinsmore Management Company, has a pre-existing relationship may request that Davis-Dinsmore disclose Fund portfolio holdings to such broker in advance of the public disclosure of such portfolio holdings. Davis-Dinsmore may make such disclosure under the following conditions: (i) the specific purpose of the disclosure is to assist Davis-Dinsmore in identifying potential investment opportunities for the Fund; (ii) prior to the receipt of nonpublic portfolio holdings, the broker, by means of e-mail or other written communication, shall agree to keep the nonpublic portfolio holdings confidential and not to use the information for the broker's own benefit, except in connection with the above described purpose for which it was disclosed; (iii) Davis-Dinsmore shall keep written records of its agreement with each broker to which it distributes nonpublic portfolio holdings; and (iv) Davis-Dinsmore will secure a new agreement with a broker any time the broker directs the nonpublic portfolio holdings to be sent to a new recipient.

--------------------------------------------------------------------------------
------------------------------------TRUSTEES------------------------------------

Each trustee is also a trustee of Bancroft Fund Ltd.(Bancroft)(a closed-end management investment company). Davis-Dinsmore Management Company (Davis-Dinsmore) is the Fund's investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.
--------------------------------------------------------------------------------
Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Gordon F. Ahalt                 Retired. Trustee of Bancroft and Helix Energy
  65 Madison Avenue             Solutions Group Inc. (an energy services
  Suite 550                     company).
  Morristown, NJ 07960
  Term expires 2010
  Trustee since 1986
  Age 79

--------------------------------------------------------------------------------

Elizabeth C. Bogan, Ph.D.       Senior Lecturer in Economics at Princeton
  65 Madison Avenue             University; Trustee of Bancroft.
  Suite 550
  Morristown, NJ 07960
  Term expires 2010
  Trustee since 1986
  Age 63

--------------------------------------------------------------------------------

Daniel D. Harding               Since 2003, Senior Adviser with Harding Loevner
  65 Madison Avenue             Managament LP (an investment advisory firm).
  Suite 550                     Prior to 2003, co-founder and Chief Investment
  Morristown, NJ 07960          Officer at Harding Loevner Management LP;
  Term expires 2008             Trustee of Bancroft.
  Trustee since 1986
  Age 55

--------------------------------------------------------------------------------

Nicolas W. Platt                Since August 2006, Managing Director, Rodman &
  65 Madison Avenue             Renshaw, LLC (a full-service investment bank).
  Suite 550                     Prior to August 2006, President of CNC-US (an
  Morristown, NJ 07960          international consulting company). Prior to
  Term expires 2010             January 2003, Senior Partner of Platt &
  Trustee since 1997            Rickenbach (a public relations firm). Prior to
  Age 54                        May 2001, with WPP Group, UK and its public
                                relations subsidiaries, Ogilvy Public Relations,
                                Burson-Marsteller and Robinson Lehr Montgomery;
                                Trustee of Bancroft.

--------------------------------------------------------------------------------

INTERESTED TRUSTEES

Thomas H. Dinsmore, C.F.A. (1)  Chairman and Chief Executive Officer of the
  65 Madison Avenue             Fund, Bancroft and Davis-Dinsmore; Trustee of
  Suite 550                     Bancroft and Director of Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2008
  Trustee since 1986
  Chairman of the Board
  since 1996
  Age 54

--------------------------------------------------------------------------------

Jane D. O'Keeffe (1)
  65 Madison Avenue             President of the Fund, Bancroft and
  Suite 550                     Davis-Dinsmore; Trustee of Bancroft and
  Morristown, NJ 07960          Director of Davis-Dinsmore.
  Term expires 2009
  Trustee since 1995
  Age 51

--------------------------------------------------------------------------------
(1) Mr. Dinsmore and Ms. O'Keeffe are considered interested persons because they are officers and directors of Davis-Dinsmore. They are brother and sister.

--------------------------------------------------------------------------------
-------------------------------PRINCIPAL OFFICERS-------------------------------

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2007, and thereafter until his or her respective successor is duly elected and qualified.

--------------------------------------------------------------------------------
Personal
Information                     Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------

Thomas H. Dinsmore, C.F.A.      Trustee, Chairman and Chief Executive Officer
  (1,2,3) Trustee, Chairman     of the Fund and Bancroft; Director, Chairman and
  and Chief Executive Officer   Chief Executive Officer of Davis-Dinsmore.
  Officer since 1986
  Age 54

--------------------------------------------------------------------------------

Jane D. O'Keeffe (1,2,3)        Trustee and President of the Fund and Bancroft;
  Trustee and President         Director and President of Davis-Dinsmore.
  Officer since 1994
  Age 52

--------------------------------------------------------------------------------

Gary I. Levine                  Executive Vice President and Chief Financial
  Executive Vice President,     Officer of the Fund, Bancroft and Davis-Dinsmore
  Chief Financial Officer and   since 2004. Secretary of the Fund, Bancroft and
  Secretary                     Davis-Dinsmore since 2003. Treasurer of
  Officer since 1986            Davis-Dinsmore since 1997. Vice President of the
  Age 50                        Fund, Bancroft and Davis-Dinsmore from 2002
                                until 2004. Treasurer of the Fund and Bancroft from 1993 until 2004.

--------------------------------------------------------------------------------

H. Tucker Lake, Jr. (2,4)       Vice President of the Fund and Bancroft since
  Vice President                2002, and of Davis-Dinsmore since 1997. Vice
  Officer since 1994            President, Trading, of the Fund and Bancroft
  Age 60                        from 1994 to 2002.

--------------------------------------------------------------------------------

Germaine M. Ortiz               Vice President of the Fund, Bancroft and
  Vice President                Davis-Dinsmore.
  Officer since 1996
  Age 38

--------------------------------------------------------------------------------

Mercedes A. Pierre              Vice President and Chief Compliance Officer
  Vice President and            of the Fund, Bancroft and Davis-Dinsmore since
  Chief Compliance Officer      2004, and Assistant Treasurer from 1998 to 2004.
  Officer since 1998
  Age 46

--------------------------------------------------------------------------------

Joshua P. Lake, C.T.P. (3,4)    Treasurer of the Fund and Bancroft since 2004.
  Treasurer and Assistant       Assistant Secretary of the Fund, Bancroft and
  Secretary                     Davis-Dinsmore since 2002. Assistant Treasurer
  Officer since 2002            of Davis-Dinsmore, also since 2002.
  Age 31

--------------------------------------------------------------------------------
(1) Mr. Dinsmore and Ms. O'Keeffe are brother and sister.
(2) Mr. H. Tucker Lake, Jr. is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(3) Mr. Joshua P. Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(4) Mr. H. Tucker Lake, Jr. is the father of Mr. Joshua P. Lake.


BOARD OF TRUSTEES                            INTERNET
GORDON F. AHALT                              www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.                    email: info@ellsworthfund.com
THOMAS H. DINSMORE, C.F.A.
DANIEL D. HARDING                            INVESTMENT ADVISER
JANE D. O'KEEFFE                             Davis-Dinsmore Management Company
NICOLAS W. PLATT                             65 Madison Avenue, Suite 550
                                             Morristown, NJ 07960
OFFICERS                                     (973) 631-1177
THOMAS H. DINSMORE, C.F.A.
Chairman of the Board                        SHAREHOLDER SERVICES AND TRANSFER AGENT
  and Chief Executive Officer                American Stock Transfer & Trust Company
                                             59 Maiden Lane
JANE D. O'KEEFFE                             New York, NY 10038
President                                    (800) 937-5449
                                             www.amstock.com
GARY I. LEVINE
Executive Vice President,                    BENEFICIAL SHARE LISTING
  Chief Financial Officer and Secretary      American Stock Exchange Symbol: ECF

H. TUCKER LAKE, JR.                          LEGAL COUNSEL
Vice President                               Ballard Spahr Andrews & Ingersoll LLP

GERMAINE M. ORTIZ                            INDEPENDENT ACCOUNTANTS
Vice President                               Tait, Weller & Baker LLP

MERCEDES A. PIERRE
Vice President and
  Chief Compliance Officer

JOSHUA P. LAKE, C.T.P.
Treasurer and Assistant Secretary

JAMES A. DINSMORE
Assistant Vice President

JOANN VENEZIA
Assistant Vice President and
  Assistant Secretary

--------------------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                               ELLSWORTH FUND LTD.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                              www.ellsworthfund.com


                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                     ECF(TM)

ITEM 2. CODE OF ETHICS.

The Board of Trustees of the Fund has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. See attached Exhibit EX-99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that Trustee Daniel D. Harding, who is "independent" as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by Tait, Weller & Baker LLP ("Tait Weller") for services rendered to the Fund during the Fund's last two fiscal years ended September 30, 2007 and 2006.

  Fiscal YE      Audit     Audit-Related                  All Other
 September 30    Fees        Fees (1)     Tax Fees (2)      Fees
-------------   -------    -------------  ------------    ---------
    2006        $31,000     $     0         $2,600           $0
    2007        $32,000     $     0         $2,700           $0

(1) All Audit-Related Fees were pre-approved by the Fund's Audit Committee.
    No Audit-Related Fees were approved by the Fund's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) "Tax Fees" include those fees billed by Tait Weller in connection with their review of the Fund's income tax returns for fiscal years 2006 and 2007. All Tax Fees were pre-approved by the Fund's Audit Committee. No Tax Fees were approved by the Fund's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

     During each of the last two fiscal years ended September 30, 2006 and September 30, 2007, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund's investment adviser, Davis-Dinsmore Management Company ("Davis-Dinsmore") or its affiliates or otherwise bill the Fund or Davis-Dinsmore or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountants before they are provided to the Fund. Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is used in Form N-CSR. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

     The Audit Committee also pre-approves non-audit services to be provided by the Fund's independent registered public accountants to the Fund's investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund's independent auditors are the same as, or affiliated with, the investment adviser's auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with
Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the members of such committee are:

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING

GORDON F. AHALT

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                                Bancroft Fund Ltd.
                                Ellsworth Fund Ltd.
                        Davis-Dinsmore Management Company
                             Proxy Voting Guidelines

                            (Adopted April 16, 2007)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the "Funds"), as well as by the Board of Directors of Davis-Dinsmore Management Company ("Davis-Dinsmore").

The Boards of Trustees of the Funds have delegated to Davis-Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds' investments, the Funds do not frequently receive proxies.

Davis-Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds' investments. The portfolio managers at Davis-Dinsmore oversee the voting policies and decisions for the Funds. In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.	Matters Related to the Board of Directors

      1.	The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Davis-Dinsmore will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

      2.	The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

      3.	The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.	Matters Related to Independent Auditors

      1.	The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Davis-Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.	Corporate Governance Matters

	1.	Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-
takeover measures.

	2.	Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management's recommendations regarding routine matters, including the following:

          a.	Fixing number of directors;

          b.	Stock splits; and

          c.	Change of state of incorporation for specific corporate
purposes.

D.	Matters Related to Equity-Based Compensation Plans

	1.	The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

	2.	The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.	Contested Matters

	1.	Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Davis-Dinsmore principally responsible for the particular portfolio security.

F.	Miscellaneous Matters

        1.	The Funds may in their discretion abstain from voting shares that have been recently sold.

        2.	The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

        3.	Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Davis-
Dinsmore principally responsible for the particular portfolio security.


G.	Material Conflicts of Interest

       1.	Conflicts of interest may arise from time to time between Davis-
Dinsmore and the Funds.  Examples of conflicts of interests include:

         a.	Davis-Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

         b.	Davis-Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

         c.	Davis-Dinsmore may hold a position in a security contrary to shareholder interests.

       2.	If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds' Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H.	Amendments

       1.	Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

         a.	the Funds' Board of Trustees, including a majority of the
disinterested trustees; and

         b.	the Adviser's Board of Directors.

       2.	Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds' Chief
Compliance Officer, and will be reported to the Funds' Board of Trustees at their next scheduled in-person meeting.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of the Registrant. He has served in that capacity since 1996. This information is as of November 28, 2007. Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts where this portfolio manager is primarily responsible for day-to-day management as of September 30, 2007. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

                    Registered Investment     Other Pooled           Other
Portfolio Manager   Companies                 Investment Vehicles    Accounts
------------------  ---------------------     --------------------   --------
Thomas H. Dinsmore  Number:  1                        n/a               n/a

                    Assets:  $136,074,308             n/a               n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Bancroft Fund Ltd. (Bancroft), a registered investment company with total net assets of $136,074,308 as of September 30, 2007. Mr. Dinsmore is Chairman and Chief Executive Officer of Bancroft. This information is as of September 30, 2007. The Registrant and Bancroft have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds. To deal with these situations, the investment adviser for the Registrant and Bancroft has adopted Trade Allocation Procedures (the "Allocation Procedures"). The Allocation Procedures set forth a method to allocate a partially filled order among the funds. Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund's intended trade or, if the order is subject to a minimum lot size, as closely as possibly to pro rata.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser's chief compliance officer.

(3) This information is as of September 30, 2007. The Portfolio Manager is compensated by Davis-Dinsmore Management Company, the Adviser, through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser's Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser's Board of Directors of the portfolio manager's overall performance and his managementresponsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Registrant or Bancroft, including performance against an index, or
(ii) the value of assets held in the Registrant's portfolio.

(4) As of September 30, 2007, Mr. Dinsmore's beneficial ownership in the Registrant's shares was in the range of $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act
(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A (17 CFR 240.14a-101), or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of November 28, 2007, an evaluation was performed under the supervision and with the participation of the officers of Ellsworth Fund Ltd. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of November 28, 2007, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A code of ethics that applies to the Fund's principal executive officer and principal financial officer is attached hereto.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: November 28, 2007

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: November 28, 2007

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: November 28, 2007